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                                                                      Exhibit 21
                                                                      ----------

                         SUBSIDIARIES OF THE REGISTRANT
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
Name                                        Jurisdiction of Incorporation
- ----                                        -----------------------------
AIRONET CANADA INC.                                  ONTARIO, CANADA
AIRONET CANADA LIMITED                               ONTARIO, CANADA
AIRONET INTERNATIONAL LIMITED                        UNITED KINGDOM
AIRONET WIRELESS COMMUNICATIONS, INC.                DELAWARE
ITRONIX CORPORATION                                  WASHINGTON
META HOLDING CORPORATION                             DELAWARE
METANETICS CORPORATION                               DELAWARE
N.V. TELXON BELGIUM S.A.                             BELGIUM
PENRIGHT! CORPORATION                                DELAWARE
PTC AIRCO, INC.                                      DELAWARE
TELETRANSACTION, INC.                                DELAWARE
TELXON AUSTRALIA PTY., LTD.                          AUSTRALIA
TELXON CANADA CORPORATION LTD.                       ONTARIO, CANADA
TELXON CORPORATION SYSTEMS ESPANA, S.A.              SPAIN
TELXON DATA SYSTEMS A.G.                             SWITZERLAND
TELXON FRANCE S.A.                                   FRANCE
TELXON FOREIGN SALES CORPORATION                     U.S. VIRGIN ISLANDS
TELXON INTERNATIONAL PROCUREMENT SERVICES, INC.      DELAWARE
TELXON ITALIA S.R.L.                                 ITALY
TELXON JAPAN LTD.                                    JAPAN
TELXON LIMITED                                       UNITED KINGDOM
TELXON MDE GMBH                                      GERMANY
TELXON PRODUCTS, INC.                                DELAWARE
TELXON TRADING CO., INC.                             DELAWARE
THE RETAIL TECHNOLOGY GROUP, INC.                    DELAWARE
VIRTUAL VISION, INC.                                 DELAWARE